Exhibit 10.7

SECOND AMENDED AND RESTATED GUARANTY

FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE ACKNOWLEDGED, each of Great American Group, Inc., a Delaware corporation (“GAG Inc.”), and Great American Group, LLC, a California limited liability company (“Great American”), as of December 8, 2010, jointly and severally unconditionally guaranties to Wells Fargo Bank, National Association, successor by merger to Wells Fargo Retail Finance, LLC, (together, with any of its successors-in-interest the “Lender”), with an address at One Boston Place, 18th Floor, Boston, Massachusetts 02108, in its capacity as Lender under the Credit Agreement (as defined below), in accordance with the terms and conditions hereof, the payment of the Guaranteed Amount (as defined below).

1. DEFINITIONS. All initially capitalized terms used here shall have the same meaning as set forth in the Credit Agreement, unless otherwise defined herein. As used herein, the following terms have the following meanings:

“Borrower” means each of (i) the US Borrower; (ii) the English Borrower; and (iii) any Affiliate of the US Borrower or English Borrower that becomes party to the Credit Agreement as a “Borrower” from time to time. “Borrowers” refers to each Borrower collectively.

“Costs of Collection” means, all reasonable and documented attorneys’ fees and reasonable and documented out-of-pocket expenses incurred by the Lender’s attorneys, and all reasonable and documented costs and expenses incurred by the Lender (including, without limitation, reasonable and documented costs and expenses associated with travel), which fees, costs and expenses arise out of enforcement against Guarantor of this Guaranty.

“Credit Agreement” means that certain First Amended and Restated Credit Agreement dated as of even date herewith by and among the US Borrower, the English Borrower, the Lender and any other Borrower which becomes party thereto from time to time, pursuant to a Borrower Joinder, as such agreement may be amended, supplemented, modified or restated from and after the date hereof.

“English Borrower” means GA Asset Advisors Limited, a limited liability company organized under the Laws of England and Wales.

“Guaranteed Amount” means as of any date of determination thereof (i) the aggregate amount of all Liabilities outstanding as of such date plus, (ii) interest which may accrue on such Liabilities from and after the date demand for payment is made or deemed to be made hereunder at the rate applicable under the Credit Agreement following the occurrence and during the continuance of an Event of Default, and (iii) any Costs of Collection.

“Guarantor” means, individually and collectively, GAG Inc. and Great American, and their respective successors and assigns, subject to the terms and conditions of this Guaranty.

“Guaranty” means this Second Amended and Restated Guaranty, as hereafter amended or amended and restated, supplemented, or replaced.

“Key Date” means the earliest to occur of any of the following events:

(a) Guarantor, any Borrower, any Affiliate thereof, or any of their employees, Authorized Persons, agents, or principals engages in, or causes or induces any other Person to engage in, any fraud or bad faith in connection with, or any intentional or grossly negligent breach of, the terms of the Credit Agreement, any other Loan Document, any Liquidator Joint Venture Agreement, or any Liquidation Sales Agreement (including, without limitation, with respect to any Capital Asset Transaction), or any of the transactions contemplated in any of the foregoing;

(b)(i) Guarantor (or any member of senior management of Guarantor) consents to, votes in favor of, fails to contest, acquiesces or otherwise causes any Borrower or, with respect to GAG Inc., Great American, to become the subject of any Insolvency Proceeding constituting an Event of Default described at Sections 9.1(g) or (h) of the Credit Agreement; (ii) Guarantor becomes the subject of an Insolvency Proceeding described in either of such Sections; or (iii) an Event of Default under Section 9.1(p) or (q) of the Credit Agreement occurs;

(c) Any Guarantor, any Borrower, or any Person acting on any Borrower’s or Guarantor’s behalf, diverts, misappropriates or misapplies any funds received by such Borrower or such Person or otherwise fails to cause the Proceeds to be applied in a manner consistent with Sections 2.6 and 2.8 of the Credit Agreement;

(d) Any Guarantor pledges, or causes any other member of the Great American Group to pledge, any asset or Capital Stock of any Borrower or Great American, or any right of any Borrower under any Liquidation Sales Agreement or Liquidator Joint Venture Agreement in respect to which any Borrower has incurred any Obligations, to any Person other than Lender;

(e) In respect to any Liquidation Sale in respect to which any Borrower has incurred any Obligations, any Borrower voluntarily ceases, or intentionally fails, to perform its obligation to conduct such Liquidation Sale pursuant to the applicable Liquidation Sales Agreement prior to the completion of such Liquidation Sale;

(f) Any Expense Payment made to any Person which is a member of the Great American Group in connection with any Liquidation Sale in respect to which any Borrower has incurred any Obligations includes a mark up for profit above such Person’s actual out-of-pocket cost therefor; or

(g) Any Default or Event of Default occurs with respect to any Borrower other than the US Borrower, except, with respect to the US Borrower, as otherwise provided in the immediately preceding clauses “a” through “f’.

“Liabilities” means all Obligations, whether now existing or hereafter arising, of any Borrower to the Lender under the Credit Agreement and other Loan Documents including, but not limited to, any interest arising after the commencement of any case with respect to any Borrower under any Debtor Relief Laws against any Borrower as debtor (including the payment of interest and other amounts, which would accrue and become due but for the commencement of such case, whether or not such amounts are allowed or allowable in whole or in part in any such case and including loans, interest, fees, charges and expenses related thereto and all other Liabilities of the Borrowers to Lender under the Credit Agreement or other Loan Documents) due in connection with the Credit Agreement and the other Loan Documents.

“US Borrower” means Great American Group WF, LLC, a California limited liability company.

2. GUARANTY. Each Guarantor absolutely and unconditionally, jointly and severally, as a primary guarantor and not merely as a surety guarantees, and agrees to be liable for, the due and punctual payment and performance (whether at the stated maturity, by required prepayment, by acceleration or otherwise) by each of the Borrowers of the Guaranteed Amount on or after the occurrence of the Key Date. Each Guarantor further agrees that the Obligations and other Liabilities may be extended or reviewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon this Guaranty notwithstanding any extension or renewal of any such obligations or other Liabilities. This is a guaranty of payment and not of collection.

3. OBLIGATIONS NOT AFFECTED. The obligations of any Guarantor shall not be affected by: any fraudulent, illegal, or improper act by any Borrower, any Guarantor or any other Person liable or obligated to the Lender for or on the Liabilities; any release, discharge, or invalidation, by operation of law or otherwise, of the Liabilities; or the legal incapacity of any Borrower, the Guarantor, or any other Person liable or obligated to the Lender for or on account of the Liabilities. Interest and Lender Expenses included in the Liabilities shall continue to accrue and shall continue to be deemed Liabilities guarantied hereby notwithstanding any stay to the enforcement thereof against any Borrower, or any other guarantor of the Liabilities, or the disallowance of any claim therefor against any Borrower.

4. INCORPORATION OF ALL DISCUSSIONS. This Guarantee and the Credit Agreement incorporate all discussions and negotiations between the Guarantors and the Lender, concerning the guaranty provided by the Guarantors hereby. No such discussions or negotiations shall limit, modify, or otherwise affect the provisions hereof. No provision hereof may be altered, amended, waived cancelled or modified, except by a written instrument executed, and acknowledged by a duly authorized officer of the Lender and the Guarantors.

5. GENERAL WAIVERS. The Guarantors waive: presentment, demand, notice, and protest with respect to the Liabilities and this Guaranty (except as provided herein); any delay on the part of the Lender; any claim which a Guarantor may have or to which a Guarantor may become entitled to the extent that such claim might otherwise cause any transfer to the Lender by or on behalf of any Borrower to be avoided as having been, or in the nature of, a preference (or any corresponding provision of any other Debtor Relief Law); and notice of acceptance of this Guaranty.

6. WAIVER OF SURETYSHIP. The Guarantors hereby expressly waive all suretyship defenses, including, without limitation: (i) surrender, release, exchange, substitution, dealing with or taking any additional Collateral, and (ii) any impairment of Collateral, including but not limited to failure to perfect a security interest in the Collateral.

7. WAIVER OF SUBROGATION. The Guarantors shall not undertake any of the following unless and until the Obligations have been indefeasibly repaid in full in cash and the Revolving Credit Termination Date has occurred:

•	Exercise of any right against any Borrower, by way of subrogation, reimbursement, indemnity, contribution, or the like; and

•	The claiming of any set-off or counterclaim against any Borrower in respect of any liability of a Guarantor to any Borrower.

8. SUBORDINATION. The payment of any amounts due with respect to any indebtedness of any Borrower now or hereafter owed to the Guarantor is hereby subordinated to the prior payment in full of the Liabilities. Any amounts which are collected, enforced and received by the undersigned in violation of this Section 8 shall be held by the Guarantors as trustee for the Lender and shall be paid over to the Lender on account of the Liabilities without affecting in any manner the liability of the Guarantors under this Guaranty.

9. LENDER’S BOOKS AND RECORDS. The books and records of the Lender showing the account between the Lender and the Borrowers shall be admissible in any action or proceeding and constitute prima facie evidence and proof of the items contained therein.

10. CHANGES IN LIABILITIES. The Guarantors assent to any indulgence or waiver which the Lender might grant or give any Borrower and/or any other Person liable or obligated to the Lender for or on the Liabilities. The Guarantors authorize the Lender, subject to the terms and conditions of the Loan Documents, to alter, amend, cancel, waive, or modify any term or condition of the Liabilities and of the obligations of any other Person liable or obligated to the Lender for or on the Liabilities, without notice to, or consent from, the Guarantors. No compromise, settlement, or release by the Lender of the Liabilities or of the obligations of any such other Person (whether or not jointly liable with the Guarantors) and no release of any Collateral securing the Liabilities or securing the obligations of any such other Person shall affect the obligations of the Guarantors hereunder. No action by the Lender which has been assented to herein shall affect the obligations of the Guarantors to the Lender.

11. COSTS OF ENFORCEMENT. The Guarantors will pay on demand, without limitation, all reasonable and documented Costs of Collection.

12. BINDING EFFECT. This instrument shall inure to the benefit of the Lender, its successors and assigns; shall be binding upon the respective successors and assigns of the Guarantors; and shall apply to all Liabilities of any Borrower and any successor to any such Borrower, including any successor by operation of law. No Guarantor may assign any of its rights or obligations under this Guaranty to any other Person without the prior written consent of the Lender in the Lender’s sole discretion. The Lender may assign its right, title, and interest in this Guaranty subject to Section 10.3 of the Credit Agreement.

13. LENDER’S RIGHTS AND REMEDIES. The rights, powers, privileges, and discretions of the Lender hereunder (herein, the “Lender’s Rights and Remedies”) shall be cumulative and not exclusive of any rights or remedies which it would otherwise have. No delay or omission by the Lender in exercising or enforcing any of the Lender’s Rights and Remedies shall operate as, or constitute a waiver thereof. No waiver by the Lender of any of the Lender’s Rights and Remedies or of any default or remedies under any other agreement with the Guarantors, or of any default under any agreement with any Borrower, or any other Person liable or obligated for or on the Liabilities, shall operate as a waiver of any other of the Lender’s Rights and Remedies or of any default or remedy hereunder or thereunder. No exercise of any of the Lender’s Rights and Remedies and no other agreement or transaction of any nature entered into between the Lender, the Guarantors, and any Borrower; and/or any other Person at any time shall preclude any exercise of the Lender’s Rights and Remedies, without prejudice to the definition of Key Date. No waiver by the Lender of any of the Lender’s Rights and Remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver. All of the Lender’s Rights and Remedies, and all of the Lender’s rights, remedies, powers, privileges, and discretions under any other agreement or transaction with any Guarantor, any Borrower, or any such other Person, shall be cumulative and not alternative or exclusive, and may be exercised by the Lender at such time or times and in such order of preference as the Lender in its sole discretion may determine.

14. COPIES AND FACSIMILES. This instrument and all documents which have been or may be hereinafter furnished by the Guarantors to the Lender may be reproduced by the Lender by any photographic, microfilm, xerographic, digital imaging, or other process. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business). Any facsimile which bears proof of transmission shall be binding on the party which or on whose behalf such transmission was initiated and likewise so admissible in evidence as if the original of such facsimile had been delivered to the party which or on whose behalf such transmission was received.

15. CHOICE OF LAWS. This instrument shall be governed, construed, and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

16. CONSENT TO JURISDICTION.

(a) The Guarantors agree that any legal action, proceeding, case, or controversy brought against or by the undersigned with respect to this Guaranty, may be brought in the Superior Court of Suffolk County Massachusetts or in the United States District Court, District of Massachusetts, sitting in Boston, Massachusetts. By execution and delivery of this Guaranty, the Guarantors accept, submit, and consent generally and unconditionally, to the jurisdiction of the aforesaid courts.

(b) The Guarantors WAIVE personal service of any and all process and irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by certified mail, postage prepaid, to the Guarantors at the address listed underneath their signatures or such other address of the Guarantors of which the Lender then has been provided with written notice by Guarantors, such service to become effective five (5) business days after such mailing.

(c) The Guarantors WAIVE, any objection based on forum non conveniens and any objection to venue of any action or proceeding instituted hereunder in the aforementioned courts.

(d) Nothing herein shall affect the right of the Lender to bring legal actions or proceedings in any other competent jurisdiction in the United States or in any other nation.

17. BROAD SCOPE OF GUARANTY. Subject to the limitations set forth herein in Section 2 of this Guaranty and elsewhere herein, it is the intention of the Guarantors that the provisions of this Guaranty be liberally construed to the end that the Lender may be put in as good a position as if the Borrowers had promptly, punctually, and faithfully performed all Liabilities and that the Guarantors had promptly, punctually, and faithfully performed hereunder.

18. SEVERABILITY. Any determination that any provision herein is invalid, illegal, or unenforceable in any respect in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance and shall not affect the validity, legality, or enforceability of any other provision contained herein.

19. RIGHT OF SET-OFF. Any and all deposits or other sums at any time credited by or due to the Guarantors from the Lender or from any participant with Lender in the Liabilities (a “Participant”) and any cash, securities, instruments or other property of the Guarantors in the possession of the Lender or any Participant) may be applied or set off against the obligations of the Guarantors to the Lender hereunder.

20. TERMINATION. The obligations of the Guarantors hereunder shall remain in full force and effect as to all Liabilities, without regard to any reduction of the Liabilities (other than on account of payments to Lender by Guarantors made pursuant to this Guaranty) until the date on which the Obligations have been indefeasibly repaid in full in cash and the Revolving Credit Termination Date has occurred. This Guaranty shall continue to be effective or, if previously terminated, shall be automatically reinstated, without any further action, if at any time payment made or value received with respect to a Liability is rescinded or must otherwise be returned by the Lender upon the insolvency, bankruptcy or reorganization of the Guarantor, or otherwise, all as though such payment had not been made or value received.

21. MISCELLANEOUS. The Guarantors represent and warrant that, prior to the execution of this Guaranty, the Guarantor carefully read and reviewed all of the provisions of this Guaranty and were afforded an opportunity to consult with counsel independently selected by the Guarantors. The Guarantors further represent and warrant that the Guarantors have freely and willingly executed this Guaranty with full appreciation of the legal effect of this Guaranty. The Guarantors recognize that the titles to the paragraphs within this Guaranty are for ease of reference; are not part of this Guaranty; and do not alter or affect substantive provisions hereof.

22. WAIVER OF JURY TRIAL. The Guarantors makes the following waiver knowingly, voluntarily, and intentionally, and understand that the Lender, in the establishment and maintenance of its relationship with the Borrowers and the Guarantor, is relying thereon. THE GUARANTORS HEREBY IRREVOCABLY WAIVE ANY PRESENT OR FUTURE RIGHT OF THE GUARANTORS TO A TRIAL BY JURY OF ANY CASE OR CONTROVERSY IN WHICH THE LENDER IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE LENDER OR IN WHICH THE LENDER IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT OF THIS GUARANTY OR THE OTHER LOAN DOCUMENTS.

23. AUTHORIZATION. Great American is a limited liability company duly organized and in good standing under the laws of the State of California. The execution, delivery and performance of this Guaranty is within the limited liability company powers of Great American. GAG Inc. is a corporation duly organized and in good standing under the laws of the State of Delaware. The execution, delivery and performance of this Guaranty is within the corporate powers of GAG Inc. The execution, delivery and performance of this Guaranty by Guarantors has been duly authorized and is not in contravention of (i) law or (ii) the terms of the organizational documentation of any Guarantor, or (iii) any indenture, agreement or undertaking to which any Guarantor is a party or by which any Guarantor or its property are bound. This Guaranty constitutes the legal, valid and binding obligation of each Guarantor enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, any Debtor Relief Law or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability. GAG Inc. is the sole holder of Great American’s Capital Stock and Great American is the sole holder of each Borrower’s Capital Stock, and in their respective capacities as such, will derive material financial benefit from the extensions of credit to the Borrowers which may be made under the Credit Agreement.

24. AMENDMENT AND RESTATEMENT. This Guaranty amends and restates in its entirety that certain First Amended and Restated Limited Guaranty, dated as of August 27, 2009, from Great American Group LLC and Great American Group, Inc. to the Lender (the “Original Guaranty”). By execution of this Guaranty, no obligations of Guarantors under the Original Guaranty are released or discharged but shall continue and constitute obligations of the Guarantor under this Guaranty.

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GREAT AMERICAN GROUP, INC. a Delaware corporatjpn

By:	/s/
Name:
Title:

GREAT AMERICAN GROUP, LLC a Californi mited liability company

By:

Name:
Title: